CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the YP.Net, Inc., a Nevada corporation (the "Company"), Quarterly Report on Form 10-Q for the three month period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Angelo Tullo, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          To the best of the undersigned's knowledge, based upon a review of the Company's Form 10-Q for the three month period ended June 30, 2002:

          1. The Company's Quarterly Report on Form 10-Q for the three month period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

          2. The information contained in the Company's Form 10-Q for the three month period ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/  Angelo  Tullo,  CEO
                                         --------------------------------------
                                         Angelo Tullo, Chief Executive Officer
                                         Acting  Chief  Financial  Officer



STATE  OF  ARIZONA            )
                              )
County  of  Maricopa          )

          The foregoing was acknowledged before me this 13th day of August, 2002, by Angelo Tullo, Chief Executive Officer and Acting Chief Financial Officer of YP.Net, Inc., a Nevada corporation, on behalf of such corporation.



                                          /s/  Margaret  Molter
                                         --------------------------------------
                                         Notary  Public
                                         My Commission Expires: 09/22/2003


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